EXHIBIT 10.2

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of May 8, 2024 (this “First Amendment”), is an amendment to that certain Securities Purchase Agreement (the “Agreement”) dated as of May 5, 2024, between Plus Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Agreement.

WHEREAS, Section 5.5 of the Agreement provides that it can be amended, and the signatories to this First Amendment constitute the required signatories pursuant to that Section;

WHEREAS, the Company previously approved an Offering of up to $10,000,000 of Securities; and

WHEREAS, the Purchasers and the Company now desire to enter into this First Amendment to reflect certain Purchasers’ additional Subscription Amounts at the Per Share Purchase Price set forth in this Amendment.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the signatories hereto agree as follows:

1.

Certain Purchasers identified on the signature pages hereto have agreed to invest the additional Subscription Amounts as set forth on the signature pages hereto on the same terms and conditions as set forth in the Agreement except that the Per Share Purchase Price shall be $2.158 and the exercise price of the Series A Warrants and Series B Warrants shall be $1.908.

2.	Other than as set forth herein, the Agreement remains in full force and effect.

3.	The provisions of Sections 5.4, 5.8, 5.9, 5.11, 5.12, 5.18, 5.20 and 5.21 of the Agreement shall apply to this Amendment, mutatis mutandis, as if set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PLUS THERAPEUTICS, INC.

By: /s/ Andrew Sims
Name: Andrew Sims
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOR PURCHASERS FOLLOW.]

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LP

Signature of Authorized Signatory of Purchaser: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: WVP Emerging Manager Onshore Fund, LLC – AIGH Series

Signature of Authorized Signatory of Purchaser: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

Signature of Authorized Signatory of Purchaser: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LLC

Signature of Authorized Signatory of Purchaser: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

SIGNATURE PAGES FOR ADDITIONAL SUBSCRIPTION AMOUNTS

1

Name of Purchaser: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Kimberly Page

Name of Authorized Signatory: Kimberly Page

Title of Authorized Signatory: Managing Member of its Investment Manager, Iroquois

Capital Management, LLC

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Warrant Shares to the Purchaser (if

not same address for notice):

Subscription Amount: $362,500

Shares of Common Stock:

Pre-Funded Warrants: 168,980

Series A Common Warrants: 168,980	Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%
Series A Common Warrants: 168,980	Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number:

[SIGNATURE PAGES CONTINUE]

2

Name of Purchaser: Iroquois Capital Investment Group LLC

Signature of Authorized Signatory of Purchaser: /s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Warrant Shares to the Purchaser (if

not same address for notice):

Subscription Amount: $400,000

Shares of Common Stock:

Pre-Funded Warrants: 185,357

Series A Common Warrants: 185,357	Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%
Series A Common Warrants: 185,357	Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number:

3